                              INTRUST FUNDS TRUST
                    3435 STELZER ROAD, COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                                 (888) 266-8787

                          KANSAS TAX-EXEMPT BOND FUND
                        INSTITUTIONAL SERVICE CLASS AND

                     INSTITUTIONAL PREMIUM CLASS PROSPECTUS


                    INTRUST BANK, N.A. -- INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                             BISYS FUND SERVICES --
                ADMINISTRATOR, SPONSOR AND DISTRIBUTOR ("BISYS")
--------------------------------------------------------------------------------

     This Prospectus describes the Kansas Tax-Exempt Bond Fund (the "Fund") managed by INTRUST. The Fund seeks to provide current income exempt from Federal and Kansas taxation.

     The Fund offers two classes of shares--the Institutional Service Class and Institutional Premium Class Shares. See "Other Information -- Capitalization." The Fund is a separate investment fund of INTRUST Funds Trust (the "Trust"), a Delaware business trust and registered open-end, management investment company.


     A Statement of Additional Information (the "SAI"), dated January 8, 1997 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.


     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, INTRUST OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE FUND AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT THE FUND.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                 The Date of this Prospectus is January 8, 1997

                               TABLE OF CONTENTS


                                                                                PAGE
                                                                              ------
FUND EXPENSES.................................................................      1
FEE TABLE.....................................................................      1
HIGHLIGHTS....................................................................      4
THE INVESTMENT POLICIES AND PRACTICES OF THE FUND.............................      5
MANAGEMENT OF THE FUND........................................................      9
FUND SHARE VALUATION..........................................................     13
PURCHASE OF FUND SHARES.......................................................     14
MINIMUM PURCHASE REQUIREMENTS.................................................     15
EXCHANGE OF FUND SHARES.......................................................     15
REDEMPTION OF FUND SHARES.....................................................     16
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX...............................     19
INVESTMENT RESTRICTIONS.......................................................     21
RISKS OF INVESTING IN THE FUND................................................     22
OTHER INFORMATION.............................................................     23
APPENDIX......................................................................    A-1


                                       (i)

                                 FUND EXPENSES


     The following expense table lists the costs and expenses that an investor in the Fund will incur either directly or indirectly as a shareholder of the Fund. The information is based upon estimated expenses during the first year of operations.(1)


                                   FEE TABLE


                                          INSTITUTIONAL SERVICE CLASS     INSTITUTIONAL PREMIUM CLASS
                                          ---------------------------     ---------------------------
SHAREHOLDER TRANSACITON EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...              None                            None
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)................................              None                            None
Deferred Sales Load (as a percentage of
  redemption proceeds)..................              None                            None
Redemption Fees(2)......................              None                            None
Exchange Fees...........................              None                            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees (after waivers and
  reimbursements)(3)....................              0.00%                           0.00%
12b-1 Fees (after waiver)(4)............              0.00%                           0.00%
Other Expenses (after waivers and
  reimbursements)(3, 5).................              0.21%                           0.71%(6)
                                                      ----                            ----
Total Portfolio Operating Expenses
  (after waivers and
  reimbursements)(3)....................              0.21%                           0.71%
                                                      ====                            ====


     The purpose of this table is to assist a shareholder in understanding the various costs and expenses that an investor in the Fund will bear.

EXAMPLE:*
---------------


(1) Shares are offered only to certain institutional investors or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchasers through a trust, investment manager, or account managed or administered by the Adviser, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS, or any other service provider, or employees of INTRUST Financial Corporation or any of its affiliates.

(2) Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.



(3) Absent fee waivers and/or expense reimbursements, management fees for each class of the Fund would be 0.30% of the average net assets (annualized) and Other Expenses are estimated to be 0.45% (annualized) for each class. "Total Operating Expenses" for the Fund's Institutional Service and Institutional Premium Class Shares would be 0.75% and 1.25% respectively.



(4) The fee under the Fund's Distribution Plan and Agreement is calculated on the basis of average net assets of the Fund at an annual rate not to exceed 0.25%. The Fund will not incur any distribution expenses during its first year of operation.


(5) Other Expenses includes a fee of 0.08% for Shareholder Servicing.

(6) Other Expenses of the Institutional Premium Class are higher than Other Expenses for the Institutional Service Class because of a shareholder servicing charge of up to 0.50% of average daily net assets. The shareholder servicing charge is imposed for recordkeeping, communication with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. Compensation to salespersons may vary depending upon whether Institutional Service Class or Institutional Premium Class shares are sold.

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                               INSTITUTIONAL SERVICE CLASS SHARES     INSTITUTIONAL PREMIUM CLASS SHARES
                               ----------------------------------     ----------------------------------
1 year.......................                 $  2                                   $  7
3 years......................                 $  7                                   $ 23

Without waivers and reimbursements
1 year.......................                 $  8                                   $ 13
3 years......................                 $ 24                                   $ 40

                              FINANCIAL HIGHLIGHTS



     The following financial highlights are that of the Kansas Tax Free Income Portfolio (the "SEI Fund"), a series of SEI Kansas Tax Exempt Trust (the "SEI Trust"). Prior to the reorganization of the SEI Fund with and into the Fund, the Fund, a newly created entity, had not commenced operations. The following financial highlights have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the SEI Trust's financial statements and notes thereto which appear, along with the report of Arthur Andersen LLP, in the SEI Trust's 1996 Annual Report to Shareholders. Additional performance information is set forth in the SEI Trust's 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                  NET REALIZED
                                                                                      AND
                            INVESTMENT                                             UNREALIZED
                            ACTIVITIES              DISTRIBUTIONS                 GAIN (LOSS)
                NET ASSET   ---------               ------------                       ON
                  VALUE        NET         NET          NET                       INVESTMENTS    NET ASSET
                BEGINNING   INVESTMENT  INVESTMENT   INVESTMENT       TOTAL       AND CAPITAL    VALUE END   TOTAL
                OF PERIOD    INCOME      INCOME         GAIN       DISTRIBUTIONS  TRANSACTIONS   OF PERIOD   RETURN
                ---------   ---------   ---------   ------------   ------------   ------------   ---------   ------
KANSAS TAX FREE INCOME PORTFOLIO
FOR THE YEARS ENDED AUGUST 31,
1996             $ 10.63     $  0.56     $(0.56)      $     --       $ (0.56)       $  (0.12)     $ 10.51     4.23%
1995               10.47        0.57      (0.57)            --         (0.57)           0.16        10.63     7.23%
1994               10.91        0.57      (0.57)        (0.02)         (0.59)          (0.42)       10.47     1.41%
1993               10.50        0.58      (0.58)        (0.05)         (0.63)           0.46        10.91    10.38%
1992               10.13        0.60      (0.59)        (0.01)         (0.60)           0.37        10.50     9.78%
1991(1)            10.00        0.42      (0.37)            --         (0.37)           0.08        10.13     5.12%+

KANSAS TAX FRE
FOR THE YEARS
1996
1995
1994
1993
1992
1991(1)



FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                               RATIO OF NET
                                                     RATIO OF      RATIO OF     INVESTMENT
                                                   EXPENSES TO       NET        INCOME TO
                         NET ASSETS    RATIO OF    AVERAGE NET    INVESTMENT   AVERAGE NET
                           END OF      EXPENSES       ASSETS      INCOME TO       ASSETS      PORTFOLIO
                           PERIOD     TO AVERAGE    (EXCLUDING     AVERAGE      (EXCLUDING    TURNOVER
                           (000)      NET ASSETS   FEE WAIVERS)   NET ASSETS   FEE WAIVERS)     RATE
                         ----------   ----------   ------------   ----------   ------------   ---------
KANSAS TAX FREE INCOME PORTFOLIO
FOR THE YEARS ENDED AUGUST 31,
1996                      $ 72,066        0.21%         0.51%         5.31%         5.01%        12.71%
1995                        65,834        0.21%         0.51%         5.47%         5.17%        17.60%
1994                        62,346        0.21%         0.54%         5.36%         5.03%        10.57%
1993                        58,197        0.21%         0.51%         5.56%         5.26%        23.04%
1992                        45,609        0.22%         0.52%         5.87%         5.57%        12.69%
1991(1)                     29,242        0.31%*        0.61%*        5.85%*        5.55%*       21.82%


---------------


* Annualized.



+ Return is for period indicated and has not been annualized.



(1) The Kansas Tax Free Income Portfolio commenced operations on December 10, 1990.

                                   HIGHLIGHTS

     This Prospectus describes the Kansas Tax-Exempt Bond Fund (the "Fund") managed by INTRUST. The Fund has distinct investment objectives and policies.

THE FUND'S INVESTMENT OBJECTIVE

     The investment objective of the Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund invests primarily in municipal obligations with maturities generally ranging 1 to 15 years. It is the intent of the Adviser to maintain an effective average weighted maturity between 7 and 12 years. As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities. At least 65% of the Portfolio's total assets will be invested in municipal obligations exempt from Kansas state income taxes.

     As a matter of Fundamental Policy, notwithstanding any limitation otherwise, the Fund is authorized to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

RISKS OF INVESTING IN THE FUND

     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Kansas Tax-Exempt Bond Fund may concentrate its investments in securities of Kansas governmental issuers and may therefore be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations, for example, financial difficulties of Kansas, its counties, municipalities and school districts. See "Risks of Investing in the Fund" and "Kansas Risk Factors" in the SAI. Additionally, there can be no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities.

MANAGEMENT OF THE FUND

     INTRUST Bank, N.A. acts as investment adviser to the Fund. For its services, INTRUST receives a fee from the Fund based upon the Fund's average daily net assets. See "Fee Table" and "Management of the Fund" in this Prospectus.


     BISYS Funds Services ("BISYS") acts as administrator and sponsor and distributor to the Fund and is sometimes referred to herein as "Administrator" or "Distributor." For its services, BISYS receives a fee from the Fund based on the Fund's average daily net assets. See "Management of the Fund" in this Prospectus. BISYS distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses.


GUIDE TO INVESTING IN THE INTRUST FAMILY OF FUNDS


     Purchase orders for the Fund received by your broker or Service Organization in proper form prior to 4:00 p.m., Eastern time will become effective that day.



-  Minimum Initial Investment...  $1,000
-  Minimum Subsequent
     Investment.................  $   50


     The Fund is purchased at net asset value.

     Shareholders may exchange shares between Funds in the Trust by telephone or mail.

Shareholders may not exchange shares by facsimile.


-  Minimum initial exchange.....  $  500
   (no minimum for subsequent
      exchanges)


     Shareholders may redeem shares by telephone, mail or wire. Shareholders may not redeem shares by facsimile.


- The Fund reserves the right to involuntarily redeem upon not less than 30 days notice all shares in a Fund's account which have an aggregate value of $500 or less.


     All dividends and distributions will be automatically paid in additional shares at net asset value of the applicable Fund unless cash payment is requested.


-  Distributions for the Fund are paid monthly.


               THE INVESTMENT POLICIES AND PRACTICES OF THE FUND

     The Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Fund is a portfolio of INTRUST Funds Trust (the "Trust"), a Delaware business trust, organized under the laws of Delaware as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.

     The Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Fund's investments. Several of those restrictions and the Fund's investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, so that the Board of Trustees of the Trust may change them without shareholder approval.

     As a matter of fundamental policy, notwithstanding any limitation otherwise, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective as the Fund.

     The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund. The following is a description of investment practices of the Fund and securities in which it invests.

     Under normal conditions, the Fund will invest at least 80% of its net assets in municipal obligations which produce interest that is, in the opinion of bond counsel, exempt from federal income tax (collectively "Municipal Obligations"). This investment policy is a fundamental policy of the Fund. At least 65% of the Fund's total assets will be invested in Municipal Obligations which are exempt from Kansas state income taxes. The remainder of the Fund may be invested in Municipal Obligations of other states. Under normal conditions, the Fund will also invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. Although it has no present intention of doing so, the Fund may invest up to 20% of its assets in taxable securities for defensive purposes or when sufficient tax exempt securities considered appropriate by the Adviser are not available for purchase.

     The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

     The Fund will maintain a dollar-weighted average portfolio maturity of 7 years to 12 years. However, when the Adviser determines that the market conditions so warrant, the Fund can maintain an average weighted maturity of less than 7 years.

     The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or, if not rated, are of comparable quality as determined by the
Adviser: (i) municipal bonds rated A or better by Standard and Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), and a maximum of 10% of the Fund's total assets in municipal bonds rated BBB by S&P or Baa by Moody's; (ii) municipal notes rated at least SP-2 by S&P or MIG-2 or V-MIG-2 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's. Municipal notes rated SP-2 by S&P have satisfactory capacity to pay principal and interest; notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured) and have speculative characteristics. Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory and commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. See the Appendix for a more complete description of securities ratings.

     U.S. Treasury Obligations. The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have maturities of 10 to 30 years, are direct obligations of the United States Government.

     Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     Municipal Notes. Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less.

     Municipal Bonds. Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes -- such as constructing public facilities and making loans to public institutions.

There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility -- tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk.

     Municipal Leases. The Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

     STRIPS and Zero Coupon Securities. The Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

     The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     Variable Rate Demand Obligations. Variable rate demand obligations have a maturity in the five to twenty year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements be-tween the Fund, as lender, and the borrower. Because the obligations are direct lending arrangements between the Fund and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, the Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser, they are of an investment quality comparable to other debt obligations in which the Fund may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

     Other Mutual Funds. The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the Act and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Fund has adopted a non-fundamental policy to limit such investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     "When-Issued" and "Forward Commitment" Transactions. The Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of purchase commitments will be maintained until payment is made. A separate account containing only liquid assets, such as cash, U.S. Government Securities, or other liquid high grade debt obligations equal to the value of purchase commitments will be maintained with the Fund's custodian until payment is made. Such transactions have the effect of leverage on the Fund and may contribute to volatility of the Fund's net asset value. For further information, see the SAI.

     Loans of Portfolio Securities. To increase current income, the Fund may lend its portfolio securities in an amount up to 33 1/3% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned.

     Repurchase Agreements. Although it has no present intention of doing so, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers under which it acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral maintained, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

     Taxable Securities. The taxable instruments in which the Fund may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities whether or not backed by the full faith and credit of the U.S. Government; certificates of deposit, bankers acceptances and time deposits of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.

     Portfolio Turnover. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but the Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate that the annual portfolio turnover rate will be in excess of 150%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading
"Management--Trustees and Officers."

THE ADVISER:  INTRUST BANK, N.A.

     INTRUST Bank, N.A. in Wichita, formerly First National Bank in Wichita (the "Adviser"), serves as the Fund's investment adviser under an Advisory Agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Fund, and continuously reviews, supervises and administers the Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

     The Adviser is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser is a national banking association which provides a full range of banking and trust services to clients. As of September 30, 1996, total assets under management were approximately $1.17 billion. The Adviser's principal place of business is located at 105 North Main Street, Box One, Wichita, Kansas 67201.

     Michael Colgan, Vice President and Trust Investment Officer for the Adviser since 1985 is responsible for the day-to-day management of the Fund. Mr. Colgan, has managed the portfolio of the SEI Kansas Tax Free Income Portfolio since December 1990.

     The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund. The Adviser may waive its fee, in its discretion, for competitive purposes. In addition, the Adviser has voluntarily agreed to waive a portion of its fee and reimburse the Fund if necessary to limit the total operating expenses of the Institutional Service Class shares of the Fund to not more than 0.21% of the average daily net assets of the Institutional Service Class shares of the Fund for the Fund's first year of operation.

     Based upon the advice of counsel, INTRUST believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent INTRUST from continuing to perform such services for the Fund. If INTRUST were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

THE SPONSOR AND DISTRIBUTOR

     BISYS, the Sponsor and Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund. BISYS also serves as administrator and distributor of other mutual funds

     The Distributor may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Fund. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

ADMINISTRATIVE SERVICES

     The Fund has also entered into an Administrative Services Contract with BISYS pursuant to which BISYS provides certain management and administrative services necessary for the Fund's operations, including: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, BISYS receives from the Fund a fee, payable monthly, at the annual rate of 0.20% of the Fund's average daily net assets. Pursuant to a Services Agreement between the Trust and the Administrator, BISYS assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS


     Various banks, trust companies, broker-dealers (other than BISYS) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.08% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Premium Class shares may pay additional fees in amounts up to an annual rate of 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship for recordkeeping, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services.


     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     The Fund has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Fund may reimburse the Distributor on a monthly basis for costs and expenses of the Distribution in connection with the distribution and marketing of shares. These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Fund, include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors, (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Fund, (vi) costs of shareholder servicing which may be incurred by broker-dealers, banks or other financial institutions, and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by BISYS or INTRUST. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best available price and most favorable execution of the Fund's orders. Trading does, however, involve transaction costs. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser.

                              FUND SHARE VALUATION

     The net asset value per share of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of the outstanding shares of each class. All expenses, including fees paid to the Adviser, Administrator and Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Between classes, expenses are allocated proportionally based on the net asset value of each class, except class specific expenses which are allocated directly to the separate class.


     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each Business Day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees.



     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with INTRUST, the Fund or BISYS Fund Services are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Fund may purchase Municipal Obliga-tions from underwriting syndicates of which INTRUST,the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with INTRUST, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Funds to affiliated brokers.


     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     INTRUST may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to INTRUST. By allocating transactions in this manner, INTRUST is able to supplement its research and analysis with the views and information of securities firms.


     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


                            PURCHASE OF FUND SHARES

     Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received.


     The following purchase procedures do not apply to certain fund or trust accounts that are managed by INTRUST. The customer should consult his or her trust administrator for proper instructions.



     All funds received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. The Administrator maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase. The Fund does not accept third-party or foreign checks.


     An investment may be made using any of the following methods:


     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or service organization with instructions as to the amount you wish to invest. Your broker will then contact the Distributor to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Distributor prior to the close of its Business Day (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.


     By Mail: Mail completed application and check made payable to the Fund or to "The INTRUST Funds Trust" to:


     INTRUST Funds Trust
     P.O. Box 182498
     Columbus, OH 43218-2498

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact BISYS at (888) 266-8787. Application must be overnighted to:

     INTRUST Funds Trust
     c/o BISYS Fund Services
     3435 Stelzer Road
     Columbus, OH 43219-8021

     Other Purchase Information. Request in "good order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the names in which they are registered; (b) any required signatures guaranteed and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Distributor by telephone at (888) 266-8787.

                         MINIMUM PURCHASE REQUIREMENTS


     The minimum initial investment in the Fund is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the INTRUST Funds, is a purchaser through a trust investment manager or account manager or is administered by INTRUST, is an employee or an ex-employee of INTRUST Financial Corporation or is an employee of any of its affiliates, BISYS or any other service provider. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. The Fund reserves the right to reject purchase orders.


                            EXCHANGE OF FUND SHARES

     The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (888) 266-8787. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to BISYS. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.


     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and
(iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares -- By Telephone" for a discussion of telephone transactions generally. This option will be suspended for a period of 10 days following a telephonic address change.



     Automatic Investment Program. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund account. Contact the Fund for more information about the Automatic Investment Program.


                           REDEMPTION OF FUND SHARES


     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund. See "Determination of Net Asset Value." A redemption is a taxable transaction on which gain or loss may be recognized.


     Redemption of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.


     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.


     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:


     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser or service organization representative and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. You may be charged a fee for this service.


     By Mail. You may redeem your shares by sending a letter directly to the Distributor. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed, (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation (only required if proceeds are to be sent to an address other than the registered address on record).


     By Telephone.  You may redeem your shares by calling the Fund toll free at
(888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone trans-actions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted. This option will be suspended for a period of 10 days following a telephonic address change.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Systematic Withdrawal Plan. An owner of $10,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semiannual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund intends to distribute to its shareholders substantially all of their net tax-exempt interest income and their investment company taxable income (which includes, among other items, dividends and taxable interest in excess of expenses and, if any, net short-term capital gains over net long-term capital losses). The Fund will declare distributions of such income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


     The SEI Kansas Tax Free Income Portfolio (the "SEI Fund") reorganized with and into the Fund (the "Reorganization"). As part of the Reorganization, the Fund received securities that are appropriate investments in exchange for shares of the Fund. The Reorganization may result in adverse tax consequences under certain circumstances to either the investors transferring shares of the SEI Fund for shares of the Fund ("Reorganizing Shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of the Reorganization, the Fund acquired some securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities are sold after the Reorganization, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on Reorganizing Shareholders would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, Reorganizing Shareholders will be unable to utilize the loss to offset gains, but, because a Reorganization will not result in any gains, the inability of Reorganizing Shareholders to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.


     If you elect to receive distribution in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. Shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     The Fund intends to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). As such, the Fund generally will not pay Federal income tax on the income and gains the Fund pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year all of its income and gains.

     To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which interest payments are exempt from Federal income tax under section 103 of the Code. The Fund will inform shareholders annually as to the portion of the distribution paid which constitutes exempt-interest dividends. The Fund is authorized to make investments which will give rise to taxable rather that tax-exempt income. To the extent that the Fund's dividends are derived from income from its taxable investments and from gain recognized by it, they will be taxable to shareholders in the manner described above.

     Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the Federal alternative minimum tax. The Fund may purchase private activity bonds, such as industrial development bonds that may be subject to the alternative minimum tax.

     The entire amount of exempt-interest dividends received from the Fund will be part of an adjustment in computing Federal alternative minimum taxable income for purposes of the Alternative Minimum Tax and the Environmental Tax under Code
Section 59A.

     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. It is not possible to predict the precise impact of these provisions, but they may affect the value of the securities in the Fund's portfolio.

     Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather that as redemption proceeds, might have qualified as an exempt interest dividend. All or a portion of interest on indebtedness incurred or continued (or deemed under tax rules to be incurred or continued) by shareholders to purchase or carry shares of the Fund may not be deductible for Federal income tax purposes.

     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends and dividends derived from interest on certain Federal obligations will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisers as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in the Fund and, therefore, should consult their tax advisers before purchasing the Fund's shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions and on certain Federal obligations. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable.

     The preceding discussion primarily relates to Federal income taxes; the consequences under other tax laws may differ.

     The following is a general, abbreviated summary of certain of the provisions of the Kansas tax code presently in effect as they directly govern the taxation of shareholders subject to Kansas personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

     Under Kansas law, interest on all obligations issued by the State of Kansas or its political subdivisions after December 31, 1987, is excluded from Kansas adjusted gross income in determining Kansas tax liability, and interest from obligations issued prior to January 1, 1988, is exempt from Kansas income tax only if there is statutory authority exempting the interest from the particular obligations in question. For Kansas income tax purposes, interest on the above-described obligations is exempt for both the Fund and its shareholders who are Kansas residents.

     For additional information relating to taxation, see the SAI.


                            INVESTMENT RESTRICTIONS


     The Fund also operates under certain investment restrictions. Certain of the Fund's investment restrictions are set forth below. For a complete list of all the Fund's investment restrictions, see the section in the Fund's SAI entitled "Investment Restrictions." The following investment restrictions are fundamental policies of the Fund, which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares. See "Other Information--Voting" herein


(1)The Fund may not borrow money or pledge or mortgage its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by the Fund while any such borrowings exist).

(2)The Fund may not make loans, except that the Fund may enter into repurchase agreements with respect to portfolio securities and may purchase the types of debt instruments described in this Prospectus.



(3)With respect to 75% of its assets, purchase a security if as a result, more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities.



(4) The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.


     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     As a matter of Fundamental Policy, notwithstanding any limitation otherwise, the Fund is authorized to seek to achieve its investment objective by investing all of its investible assets in an investment company having substantially the same investment objective and policies as the Fund.

                         RISKS OF INVESTING IN THE FUND


CERTAIN RISK CONSIDERATIONS


     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. For example, the value of shares of the Fund will generally fluctuate inversely with the movements in interest rates.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer.


RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS.


     Because the Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.


     The following information as to certain Kansas risk factors is only a brief summary of the factors affecting the financial condition of the State of Kansas, it does not purport to be a complete description and is based on information from official statements relating to municipal obligations issued by the State of Kansas.



     Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. As of 1994, the population is estimated to be 2,554,047, which is up from a population of 2,477,588 in 1990. This represents a percentage increase of 3.1%. In comparison, the growth in population in the U.S. was 4.7%.


     Kansas' economy is based primarily on agriculture, manufacturing, and services. Kansas projected a positive general fund balance for its 1996 fiscal year (on estimated general fund revenues of approximately $3.367 bil-

lion). Currently there are no general obligation ratings for Kansas.

     Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected. Additional considerations relating to the risks of investing in Kansas Municipal Obligations are presented in the SAI.

                               OTHER INFORMATION

CAPITALIZATION

     INTRUST Funds Trust was organized as a Delaware business trust on January 26, 1996, and currently consists of six separately managed portfolios, one of which is described in this Prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

     The Funds are offered at net asset value only to certain institutional investors, or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchasers through a trust investment manager or account manager or administered by INTRUST, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS or any other service provider, or employees of any trust customer of INTRUST Financial Corporation or any of its affiliates. Shares in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average net assets. Call 888-266-8787 or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's Classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.


VOTING


     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).


                            PERFORMANCE INFORMATION


     The Fund may, from time to time, include yield and total return information in advertisements or reports to shareholders or prospective investors. Shareholders of the Institutional Premium Class of shares will experience a lower net return on their investment than shareholders of the Institutional Service Class of shares because of the additional shareholder servicing charge to which Institutional Premium Class shareholders are subject. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

     Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield and effective yield reflect only the Fund's performance during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     The Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and Kansas personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined Federal and Kansas marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield or the effective yield quotations for the Fund.

     The following table shows how to translate the yield of an investment that is exempt from both Federal and Kansas personal income taxes into a taxable equivalent yield for the 1996 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Kansas personal income taxes) yield of 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.39% before Federal and Kansas personal income taxes in order to earn a yield after such taxes of 7%.

                               1996 TAXABLE YEAR
  TAXABLE EQUIVALENT YIELD TABLE -- FEDERAL AND KANSAS PERSONAL INCOME TAXES*


              TAXABLE INCOME(1)
----------------------------------------------                      TO EQUAL HYPOTHETICAL TAX-FREE
                        MARRIED FILING JOINTLY                                 YIELD OF
                        ----------------------                        5%, 6%, 7% OR 8% A TAXABLE
                                                    COMBINED                  INVESTMENT
                                                    MARGINAL      WOULD HAVE TO YIELD APPROXIMATELY
                                                      TAX         ----------------------------------
       SINGLE                                       RATE(2,)       5%       6%        7%        8%
--------------------                                  (3)         ----     -----     -----     -----
                                                   ----------
                        $     0 - $ 30,000            17.98%      6.10%     7.31%     8.53%     9.75%
$     0 - $ 20,000                                    18.74%      6.15%     7.38%     8.61%     9.84%
                        $ 30,001 - $ 60,000           20.31%      6.27%     7.53%     8.78%    10.04%
$ 20,001 - $ 30,000                                   21.38%      6.36%     7.63%     8.90%    10.17%
                        $ 60,001 - $ 96,900           32.64%      7.42%     8.91%    10.39%    11.88%
$ 30,001 - $ 58,150                                   33.58%      7.53%     9.03%    10.54%    12.04%
                        $ 96,901 - $147,700           35.45%      7.75%     9.30%    10.84%    12.39%
$ 58,151 - $121,300                                   36.35%      7.86%     9.43%    11.00%    12.57%
                        $147,701 - $263,750           40.13%      8.35%    10.02%    11.69%    13.36%
$121,301 - $263,750                                   40.96%      8.47%    10.16%    11.86%    13.55%
                        Over $263,750                 43.50%      8.85%    10.62%    12.39%    14.16%
Over $263,750                                         44.28%      8.97%    10.77%    12.56%    14.36%


---------------


(1) Assuming the Federal alternative minimum tax is not applicable.



(2) The combined marginal rates were calculated using Federal tax rate tables for the 1996 taxable year and Kansas tax rates for the 1996 taxable year. The Federal tax rate table is indexed each year to reflect changes in the Consumer Price Index and the Kansas tax rate table is constant until changed by statute.



(3) The combined Federal and Kansas personal income tax marginal rates assume that Kansas income taxes are fully deductible for Federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for Federal income tax purposes is limited for those taxpayers whose Federal adjusted gross income for 1996 exceeds $117,950 ($58,975 in the case of a married individual filing a separate return).


* This chart is prepared for general information purposes only. Tax equivalent yields are a useful tool in determining the benefits of a tax-exempt investment; however, tax equivalent yields should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in each individual case. An investor should therefore consult a competent tax adviser regarding tax equivalent yields in individual circumstances.

     The Kansas Tax-Exempt Bond Fund is the successor to the Kansas Tax Free Income Portfolio of the SEI Tax Exempt Trust (the "SEI Fund") a registered investment company for which the Adviser was the investment adviser until the SEI Fund was reorganized into the Kansas Tax-Exempt Bond Fund. The Kansas Tax-Exempt Bond Fund has the same investment objectives and policies as the SEI Fund. Investors in the SEI Fund were invited to invest in the Kansas Tax Exempt Bond Fund at its inception. Set forth below are certain performance data for the SEI Fund. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such SEI Fund. To the extent expense waivers or reimbursements were in effect during the periods indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. However, this performance data is not necessarily indicative of the future performance of the Funds. The SEI Fund performance reflects fees and expenses that may be lower than fees for the Kansas Tax-Exempt Bond Fund after its first year of operation. The performance shown would have been lower if such higher fees and expenses were in effect.


                          ANNUALIZED TOTAL RETURN FOR
                      THE PERIOD ENDED SEPTEMBER 30, 1996

                                                                        LEHMAN 7 YEAR
                                                                  GENERAL OBLIGATION INDEX*
                                                                  --------------------------
1 Year................................................   4.64%              4.46%
3 Years...............................................   4.24%              4.64%
5 Years...............................................   6.56%              6.86%
Since Inception (2/10/90).............................   6.68%          not available

* The Adviser selected the Lehman 7 Year General Obligation Index because, although the SEI Fund states that it will seek to maintain a dollar-weighted average portfolio maturity of between 7 and 12 years, the actual dollar-weighted average portfolio maturity of the SEI Fund since its inception was 8.21 years.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     BISYS acts as the Fund's transfer agent. The Trust compensates BISYS, the Trust's administrator, pursuant to a Services Agreement, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Trust. See "Management of the Fund."

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to BISYS Fund Services.

                                    APPENDIX



DESCRIPTION OF MOODY'S BOND RATINGS:


     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

A-L: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Address for

Trust Clients of INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202

Investment Adviser

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202
Administrator and Sponsor and
Distributor


BISYS Fund Services

3435 Stelzer Road
Columbus, Ohio 43219

Custodian

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202

Counsel

Baker & McKenzie
805 Third Avenue
New York, New York 10022

Independent Accountants
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                                                 INTRUST FUNDS TRUST
                                                     A FAMILY OF
                                                     MUTUAL FUNDS

                                                  KANSAS TAX-EXEMPT
                                                      BOND FUND

                                                      PROSPECTUS

                                                   January 8, 1997


                                                    INSTRUST LOGO

                                                  INVESTMENT ADVISER

                                                  INTRUST BANK, N.A.

                              INTRUST FUNDS TRUST
                    KANSAS TAX-EXEMPT BOND FUND (THE "FUND")
      SUPPLEMENT DATED MARCH 28, 1997 TO PROSPECTUS DATED JANUARY 8, 1997


     The following is a supplement to the Fund's Prospectus dated January 8, 1997. The supplement should be read in conjunction with the Prospectus.

     Shareholders of the Kansas Tax Free Income Portfolio (the "SEI Fund"), a series of SEI Tax-Exempt Trust are considering the approval of a reorganization of the SEI Fund with and into the Fund (the "Reorganization"). The Shareholder Meeting of the SEI Fund is scheduled for April 28, 1997. If shareholders of the SEI Fund approve the Reorganization, it is expected that the closing (the "Closing") of the Reorganization will take place in May 1997. The Fund's prospectus attached hereto has been written assuming the Closing has taken place. If the Closing does not take place, the Fund will notify Shareholders and amend this prospectus accordingly.